UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of r (Date of earliest event reported) April 11, 2013

COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in Charter)

Nevada	001-32491	11-2238111
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

3475 Victory Boulevard Staten Island, New York 10314
(Address of principal executive offices)

(718) 832-0800
(Issuer’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Coffee Holding Co., Inc. (“Coffee Holding”) held on April 11, 2013, Coffee Holding’s stockholders approved the adoption of the Coffee Holding Co., Inc. 2013 Equity Compensation Plan (the “2013 Plan”).

The terms and conditions of the 2013 Plan and information pertaining to the participants in the 2013 Plan are described in detail in Proposal 3 of Coffee Holding’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2013, and is available at the SEC’s website at www.sec.gov, and such description is incorporated by reference herein.  The full text of the 2013 Plan was included as Annex A in Coffee Holding’s proxy statement and is incorporated by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On April 11, 2013, Coffee Holding held its Annual Meeting.  The matters voted on at the Annual Meeting were: (1) the election of directors; (2) the ratification of the appointment of ParenteBeard as our independent registered public accounting firm; (3) the 2013 Equity Compensation Plan; (4) the approval of the advisory vote on executive compensation; and (5) the frequency of advisory votes on executive compensation.  The final voting results were as follows:

1.  The election of each of Gerard DeCapua and Robert M. Williams to hold office for a term of three years, until his successor is duly elected and qualified or he is otherwise unable to complete his term.

The votes were cast for this matter as follows:

Nominee	Votes For	Votes Withheld	Abstentions
Gerard DeCapua	3,396,109.87	75,109.61	0
Robert M. Williams	3,413,890.64	57,328.84	0

2.  The proposal to ratify the appointment of ParenteBeard as the Company’s independent registered public accounting firm for our fiscal year ending October 31, 2013 was approved based upon the following votes:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
3,450,271.14	10,598.34	10,350.00	0

3.  The proposal to approve the Company’s 2013 Equity Compensation Plan was approved based on the following votes:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
3,382,080.20	74,534.90	14,604.39	0

4.  The proposal to approve, on an advisory basis, the Company’s executive compensation was approved based upon the following votes:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
3,352,212.36	103,685.73	15,321.39	0

5.  The proposal on the frequency of future advisory votes on executive compensation received the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
1,345,636.03	10,812.64	2,089,701.40	25,069.41	0

Based upon the results set forth above, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders every three years until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than the 2018 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2013	COFFEE HOLDING CO., INC.

	By:	/s/ Andrew Gordon
Andrew Gordon President and Chief Executive Officer